Prospectus supplement	November 21, 2012

Putnam Capital Spectrum Fund Prospectus dated August 30, 2012

The sub-section Investments in the section Investments. risks and performance pertaining to the Putnam Capital Spectrum Fund is replaced with the following:

Investments

We invest a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S. companies that we believe have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). We may also invest in fixed income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), in companies of any size and in companies that are not leveraged. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also engage in short sales of securities.

The sub-section Risks in the section Investments, risks and performance pertaining to the Putnam Capital Spectrum Fund is replaced with the following:

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our focus on leveraged companies and the fund’s “non-diversified” status, which means that the fund has the ability to invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The sub-section Credit risk in the section What are each fund’s main investment strategies and related risks? is replaced with the following:

» Credit risk (Capital Spectrum Fund only). Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest without limit in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or that are unrated investments that we believe are of comparable quality. These investments may include those in the lowest rating category of the rating agency and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of the investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

The sub-section Prepayment risk in the section What are each fund’s main investment strategies and related risks? is replaced with the following:

» Prepayment risk (Capital Spectrum Fund only). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments and floating rate loans typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

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